================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 26, 2006


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                 000-21531           05-0376157
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)     Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                     (860) 779-2800 (Registrant's Telephone
                          Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 26, 2006, United Natural Foods, Inc. (the "Company") entered into a definitive seven-year Primary Distribution Agreement (the "Distribution Agreement") with Whole Foods Market Distribution, Inc. ("Whole Foods Market"), a wholly owned subsidiary of Whole Foods Market, Inc., pursuant to which the Company will continue to serve as the primary wholesale natural grocery distributor to Whole Foods Market in the regions of the United States that the Company currently serves. The Distribution Agreement is effective as of September 26, 2006 and replaces the existing three-year distribution agreement between the Company and Whole Foods Market, which was scheduled to expire on December 31, 2007. The Distribution Agreement relates to all products purchased by Whole Foods Market from the Company (excluding products distributed by Albert's Organics, Inc., a wholly owned subsidiary of the Company, and products purchased by Whole Foods Market from the Company's manufacturing arms and retail divisions), and generally extends the Company's current arrangement with Whole Foods Market through September 29, 2013.

The Distribution Agreement requires Whole Foods Market, in eight of the eleven regions which it serves, to continue to purchase a stated minimum amount of products from the Company during each Whole Foods Market fiscal year during the term of the Distribution Agreement. The Distribution Agreement also requires that, collectively, Whole Foods Market's U.S. grocery stores in nine of the eleven regions that it serves and where the Company is currently the primary distributor, purchase from the Company a dollar majority of those products purchased from all wholesale natural grocery distributors.

A copy of the press release announcing the entry into the Distribution Agreement is attached as Exhibit 99.1 hereto, and, except for the portion thereof related to the information disclosed under Item 2.02 below, is incorporated by reference herein.


Item 1.02. Termination of a Material Definitive Agreement.

As described under Item 1.01 above, effective September 26, 2006, the Company's prior distribution agreement with Whole Foods Market terminated. The prior agreement was scheduled to terminate on December 31, 2007 in accordance with its terms.


Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02. Results of Operations and Financial Condition. This information, including the portion of the exhibit attached hereto related to the information disclosed under this Item 2.02, shall not be deemed "filed" for any purpose, including for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information included under Item
2.02 in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

On October 2, 2006, in connection with announcing its entry into the Distribution Agreement, the Company reaffirmed its fiscal 2007 guidance, which originally was provided on August 30, 2006.


Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

               99.1 Press Release, dated October 2, 2006: United Natural Foods, Inc. Extends Long-Term Partnership with Whole Foods Market(R).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED NATURAL FOODS, INC.


                                          By: /s/ Mark E. Shamber
                                              -----------------------------
                                              Mark E. Shamber
                                              Vice President and acting Chief
                                              Financial Officer

                                          Date: October 2, 2006